                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of Pericom Semiconductor Corporation (the "Company") on Form S-8 of our report dated July 31, 1997 (October 23, 1997 as to the third and fourth sentences of Note 1) appearing the Company's Registration Statement on Form S-1 (File No. 333-35327).


Deloitte & Touche LLP

San Jose, California
October 27, 1997

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